Exhibit 99.1

Q4 2023 Earnings Call June 22, 2023

2 Safe Harbor and B asis of Presentation Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential growth in those markets and products, the economy general ly, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential, future M&A and greenfields , product availability, inflation, capital structure, pricing, volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA ma rgi n, interest expense, tax rates, capital expenditures, free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to grow stronger, the ability to deliver growth, value creation and long - term success, and the Company’s cost reduction initiatives and results thereof contained in this present ation may be considered forward - looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or perform anc e may be considered forward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Comp any believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown ris ks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company’s business. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic repor ts filed with the SEC. In addition, the statements in this release are made as of June 22, 2023. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statements should not be relied upon as representing t he Company’s views as of any date subsequent to June 22, 2023. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures.

3 FY23 Net Income $ 333 M FY23 Cash from Operations GMS – FY2023 at a Glance FY23 Free Cash Flow* * For a reconciliation of Adjusted EBITDA or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix. Unless indicated otherwise, comparisons are to full year fiscal 2022. FY23 Adj. EBITDA* $ 665.7 M FY23 Net Sales $ 5.3 B Up 15% Up 22% Up 17% $ 441.7 M Up 146% $ 389.1 M Up 181% 6.2% FY23 Net Income Margin Up 30 bps Despite a pullback in single - family demand and lower steel prices, GMS delivered solid results for Q423 with year - over - year increases in net sales and Adjusted EBITDA * . $1,858 $2,319 $2,511 $3,116 $3,241 $3,299 $4,635 $5,329 7.4% 8.1% 7.9% 9.5% 9.2% 9.7% 12.2% 12.5% FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Net Sales Adj. EBITDA Margin* $ millions Record Full Year Results 12.5% FY23 Adj. EBITDA Margin* Up 30 bps

4 Strategic Growth Priorities – Q4 Fiscal 2023 Update Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share Grow Complementary Products opportunities outside of core products to diversify and profitably expand our offerings Expand the platform through accretive acquisition and greenfield opportunities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience and further profit improvement • Industry data indicates that we are maintaining or growing share in each of our core product categories • We have strengthened relationships and successfully won business in all of our end markets • Solid growth in Architectural Specialty Ceilings • Benefits of scale and our commitment to service provide value to our customers and confidence for continued growth in our core products • 4.0% per day net sales growth • 1.5% per day organic sales growth • 12 th straight quarter of growth for this category • The Complementary Products Taskforce facilitates the sharing of best practices, identifies areas of opportunity, leverages our scale and consolidates vendors where sensible. • During the 4 th quarter we: • Acquired EMJ in Chicago and Blair Building Materials in Toronto • Opened a greenfield yard in Ontario, Canada • Opened two new AMES store locations • For the full year, we completed four acquisitions and opened six new greenfield yards and 11 AMES stores • Enhancing our role as a valuable partner by providing customers with the ability to easily transact with us. • Building our “Yard of the Future” to improve efficiency, productivity and profitability while delivering greater value to our customers and stakeholders • Organization - wide effort to reduce complexity cost • Driving purchasing and operational efficiencies and helping to offset operational cost increases Expand Share in Core Products Grow Complementary Products Platform Expansion Drive Improved Productivity & Profitability As we’ve leveraged inflationary dynamics in the business, our productivity initiatives, along with growth in Complementary Products and expansion of scale, have enabled us to expand our Adjusted EBITDA margin from the upper single - digits in the years leading up to Covid to now consistently reporting these returns at double - digit levels for the past two fiscal years.

5 Q4 Fiscal 2023 Sales Highlights • Inconsistent fundamentals with strong levels of multi - family demand, signs of a recovering commercial environment with softness in single - family and office. • Resilient Wallboard, Ceilings and Complementary Products pricing but with deflationary trends in Steel Framing. U.S. Residential Sales Q423 Net Sales $ 1.3 B Up Up Per Day Net Sales 2.8% 5.8% U.S. Commercial Sales 1.2% U.S. Wallboard Volume For GMS Mutli - Family – Up 27.9% Commercial – Up 7.3% Single - Family – Down 16.6% Q4 23 Q4 22 Change Q4 23 Q4 22 Change Volume Price/Mix/Fx Wallboard 8.6$ 7.7$ 12.7% 8.7$ 7.7$ 13.1% -2.5% 15.7% Ceilings 2.5$ 2.3$ 5.9% 2.5$ 2.3$ 5.4% -1.0% 6.4% Steel Framing 3.6$ 4.3$ -17.9% 3.6$ 4.3$ -17.8% 6.4% -24.2% Complementary Products 6.0$ 5.8$ 4.0% 5.9$ 5.8$ 1.5% Total 20.7$ 20.1$ 2.8% 20.7$ 20.1$ 2.2% Per Day Net Sales Per Day Organic Sales Per Day Organic Growth

6 $412.8 $424.5 32.0% 32.5% 31.1% 31.6% 32.1% 32.6% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Fiscal Q4 2022 Fiscal Q4 2023 Gross Profit Gross Margin ($ mm) With Higher SG&A & Increased Interest Expense, Net Income Declined While Adj. EBITDA 1 Improved YOY for Q423 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. 1 1 1 $259.9 $272.4 20.2% 20.9% 19.0% 19.5% 20.0% 20.5% 21.0% 21.5% $0 $50 $100 $150 $200 $250 $300 Fiscal Q4 2022 Fiscal Q4 2023 Adj. SG&A Adj. SG&A as % of Sales ($ mm) 1 $154.2 $154.3 12.0% 11.8% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5% 15.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q4 2022 Fiscal Q4 2023 Adj. EBITDA Adj. EBITDA Margin ($ mm) Gross Profit & Gross Margin (“GM”) Up YOY due to the successful pass - through of product inflation, improved commercial Wallboard sales, growth in higher margin Complementary Products, shifts in end markets and incremental profit from acquisitions SG&A SG&A leverage was also negatively impacted by deflationary steel prices and end market shift Inflationary wages, higher facilities costs and a one - time charge for bad debt negatively impacted SG&A. Net Income & Adj. EBITDA 1 EPS outpaced net income due to our share repurchase activity. Including a 27% increase in interest expense, Net income decreased 1.2% YOY from $76.5M to $75.6M.

7 Attractive Capital Structure Supports Strategic Priorities Repurchased approximately 497 thousand shares for $27.9 million during Q4 FY23; $100.2 million of repurchase authorization remaining at 4/30/23 $89.9 1.8x 1.8x 1.6x 1.6x 1.4x 4/30/2022 7/31/2022 10/31/2022 1/31/2023 4/30/2023 $52 $38 $31 $25 $128 $831 FY24 FY25 FY26 FY27 FY28 Thereafter LTM Net Debt / PF Adjusted EBITDA 2 Debt 3 Maturity Schedule as of 04/30/23 Adjusted for Amended Term Loan $ in millions 1. For a reconciliation of free cash flow to cash used in operating activities, the most directly comparable GAAP metric, see Ap pen dix. 2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes. 4. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long - Term Debt and Paymen ts on Principal on Finance Lease Obligations for fiscal years 2021, 2022 and 2023 Increased Share Repurchase Activity Q423 Cash from Operations $ 204.8 M Up 2.7% Higher capital expenditures due to opportunistic purchases of off - lease equipment and certain building and leasehold improvements Q423 Free Cash Flow 1 $ 185.4 M Down 3.2% Substantial Liquidity $164.7 million of cash on hand and $759.2 million available under our revolving credit facilities at 4/30/23 Acquisitions 53% Share Repurchases 18% Capital Expenditures 15% Debt/Lease Payments 14% 3 - Year Historical Use of Cash 4

8 End Market & Product - Level Expectations for Q1 FY2024 Product Category Q1 FY24 YOY Volume Expectations Q1 FY24 YOY Price Expectations Wallboard • Multi - family: Up high teens • Single - family: Down 10 – 15% • Commercial: Up mid - to - high single - digits • Total Wallboard: Flat to down low single - digits Up high single - digits Ceilings Down low single - digits Up low single - digits Steel Framing Up low - to - mid teens Down 25% - 30% Complementary Products Up* Up* *Sales growth in Complementary Products, including the benefits of recent acquisitions, is expected to be up low double - digits Y OY with balanced contributions from both volume and price.

9 Consolidated GMS Expectations for Q1 FY24 and Full Year Fiscal 2024 Metric for Q1 FY24 Q1 FY24 Expectation Net Sales Up low single - digits YOY on a per day basis Gross Margin At or near prior year gross margin of 32% Adjusted EBITDA 1 $170 million - $175 million Metric for Full Year FY24 Full Year FY24 Expectation Interest Expense ~$70 million Capital Expenditures ~$50 million Free Cash Flow 1 ~ 50% - 60% of FY24 Adj. EBITDA 1 1 For a reconciliation of Adjusted EBITDA, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

10 Appendix

11 Fiscal 2022 Net Sales 52 yrs FY 2023 Net Sales $ 5.3 B 300+ Distribution yards GMS at a Glance 7,000+ GMS Team Members NYSE Ticker Symbol GMS & 100+ Tool Sales, Rentals & Service Centers 1. For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix. Information as of April 30, 2023 FY 2023 Net Income $ 333.0 M Founded in 1971 Leading Brands 60+ FY 2023 Adj. EBITDA 1 $ 665.7 M

12 Summary Quarterly Financials (In millions) 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 3Q23 4Q23 FY23 (Unaudited) Wallboard Volume (MSF) 1,095 1,104 1,054 1,181 4,433 1,191 1,232 1,058 1,130 4,611 Wallboard Price ($ / '000 Sq. Ft.) 356$ 376$ 394$ 416$ 386$ 438$ 474$ 473$ 481$ 467$ Wallboard 390$ 415$ 415$ 491$ 1,711$ 522$ 585$ 501$ 545$ 2,152$ Ceilings 138 141 140 149 568 167 160 147 155 629 Steel framing 196 272 283 277 1,028 275 278 234 224 1,011 Complementary products 318 323 316 372 1,328 396 409 353 380 1,538 Net sales 1,042 1,151 1,154 1,289 4,635 1,360 1,431 1,235 1,304 5,329 Cost of sales 706 779 786 876 3,147 925 966 832 880 3,603 Gross profit 336 372 368 413 1,488 435 465 402 424 1,726 Gross margin 32.2% 32.3% 31.9% 32.0% 32.1% 32.0% 32.5% 32.6% 32.5% 32.4% Operating expenses: Selling, general and administrative expenses 214 231 241 264 950 268 279 267 280 1,094 Depreciation and amortization 28 29 30 32 119 32 32 31 31 127 Total operating expenses 242 260 271 297 1,069 300 311 299 311 1,221 Operating income 94 112 97 116 419 135 153 103 114 505 Other (expense) income: Interest expense (14) (15) (15) (14) (58) (15) (16) (17) (18) (66) Other income, net 1 1 1 1 4 2 2 2 3 8 Total other expense, net (13) (14) (14) (13) (54) (13) (14) (15) (16) (58) Income before taxes 81 98 83 103 365 122 139 88 98 448 Income tax expense 20 24 21 26 91 32 36 24 23 115 Net income 61$ 74$ 61$ 76$ 273$ 90$ 103$ 65$ 76$ 333$ Business Days 63 64 62 64 253 63 65 62 63 253 Net Sales by Business Day 16.5$ 18.0$ 18.6$ 20.1$ 18.3$ 21.6$ 22.0$ 19.9$ 20.7$ 21.1$ Beginning Branch Count 262 277 279 280 262 286 289 291 297 286 Added Branches 15 2 1 6 24 3 2 6 7 18 Ending Branch Count 277 279 280 286 286 289 291 297 304 304

13 Quarterly Cash Flows (1) Free cash flow is a non - GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. D ifferences may occur due to rounding. ($ in millions) (Unaudited) 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 3Q23 4Q23 FY23 Net income $ 61.2 $ 74.4 $ 61.4 $ 76.5 $ 273.4 $ 89.5 $ 103.2 $ 64.8 $ 75.6 $ 333.0 Non-cash changes & other changes 28.8 57.8 43.9 65.6 196.2 8.9 63.3 21.8 62.0 155.9 Changes in primary working capital components: Trade accounts and notes receivable (73.5) (73.9) 37.4 (52.2) (162.1) (69.6) (63.8) 105.3 (8.9) (37.0) Inventories (87.3) (81.2) (22.6) 34.8 (156.3) (28.7) (3.6) (2.4) 17.9 (16.8) Accounts payable (4.3) 20.9 (62.9) 74.7 28.4 (4.4) 8.2 (55.3) 58.2 6.7 Cash provided by (used in) operating activities (75.1) (2.0) 57.2 199.5 179.6 (4.4) 107.3 134.1 204.8 441.7 Purchases of property and equipment (6.8) (9.3) (17.0) (7.9) (41.1) (10.9) (10.7) (11.6) (19.4) (52.7) Proceeds from sale of assets 0.3 0.2 0.7 0.8 1.9 0.3 0.6 0.8 1.2 2.9 Acquisitions of businesses, net of cash acquired (123.0) (1.9) (220.4) (2.7) (348.1) (2.6) (0.0) (17.8) (41.3) (61.7) Cash (used in) investing activities (129.6) (11.1) (236.8) (9.8) (387.2) (13.3) (10.1) (28.6) (59.5) (111.5) Cash provided by (used in) financing activities 81.4 28.7 207.8 (174.6) 143.3 22.2 (77.4) (43.8) (166.7) (265.6) Effect of exchange rates (0.2) 0.1 (0.5) (0.2) (0.8) 0.2 (2.2) 0.8 (0.6) (1.8) Increase (decrease) in cash and cash equivalents (123.4) 15.7 27.7 14.9 (65.1) 4.7 17.6 62.5 (21.9) 62.8 Balance, beginning of period 167.0 43.6 59.3 87.0 167.0 101.9 106.6 124.2 186.7 101.9 Balance, end of period $ 43.6 $ 59.3 $ 87.0 $ 101.9 $ 101.9 $ 106.6 $ 124.2 $ 186.7 $ 164.7 $ 164.7 Supplemental cash flow disclosures: Cash paid for income taxes $ 1.0 $ 36.8 $ 23.3 $ 25.2 $ 86.3 $ 3.2 $ 57.6 $ 24.9 $ 24.7 $ 110.4 Cash paid for interest $ 8.6 $ 9.0 $ 18.1 $ 10.5 $ 46.2 $ 17.8 $ 11.5 $ 19.9 $ 12.6 $ 61.8 Cash provided by (used in) operating activities $ (75.1) $ (2.0) $ 57.2 $ 199.5 $ 179.6 $ (4.4) $ 107.3 $ 134.1 $ 204.8 $ 441.7 Purchases of property and equipment (6.8) (9.3) (17.0) (7.9) (41.1) (10.9) (10.7) (11.6) (19.4) (52.7) Free cash flow (1) $ (81.9) $ (11.3) $ 40.2 $ 191.6 $ 138.5 $ (15.3) $ 96.5 $ 122.5 $ 185.4 $ 389.1

14 Q4 2023 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY23 FY22 Reported Organic (1) Organic (1) 1,297.0$ 1,288.7$ Acquisitions 18.1 - Fx Impact (11.0) - Total Net Sales 1,304.1$ 1,288.7$ 1.2% 0.7% Wallboard 544.7$ 491.1$ 10.9% 11.4% Ceilings 155.1 148.9 4.2% 3.8% Steel Framing 223.8 276.9 (19.2%) (19.1%) Complementary Products 380.5 371.8 2.3% (0.0%) Total Net Sales 1,304.1$ 1,288.7$ 1.2% 0.7% Fiscal Q4 Variance

15 Quarterly Net Income to Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties F. Includes gains and losses from the sale and disposal of assets G. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Represents expenses paid to third party advisors related to debt refinancing activities ( $ in 000s) 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 3Q23 4Q23 FY23 (Unaudited) Net Income 61,202$ 74,361$ 61,383$ 76,496$ 273,442$ 89,470$ 103,153$ 64,775$ 75,593$ 332,991$ Add: Interest Expense 13,657 14,744 15,429 14,267 58,097 14,661 16,055 16,943 18,184 65,843 Less: Interest Income - (27) (40) (96) (163) (56) (154) (180) (897) (1,287) Add: Income Tax Expense 19,971 23,769 21,211 26,426 91,377 32,030 35,995 23,697 22,790 114,512 Add: Depreciation Expense 12,925 13,703 13,816 14,993 55,437 14,993 15,058 15,162 15,964 61,177 Add: Amortization Expense 14,789 15,700 15,934 17,372 63,795 17,447 17,168 16,257 14,858 65,730 EBITDA 122,544$ 142,250$ 127,733$ 149,458$ 541,985$ 168,545$ 187,275$ 136,654$ 146,492$ 638,966$ Adjustments Stock appreciation rights (A) 892 983 1,251 1,277 4,403 2,344 3,230 314 1,815 7,703 Redeemable noncontrolling interests (B) 310 593 182 898 1,983 495 340 368 (25) 1,178 Equity-based compensation (C) 1,958 3,215 3,077 2,718 10,968 3,132 3,781 3,285 3,019 13,217 Severance and other permitted costs (D) 147 249 273 463 1,132 352 379 (315) 2,372 2,788 Transaction costs (acquisition and other) (E) 575 2,393 921 (344) 3,545 386 292 476 807 1,961 (Gain) loss on disposal of assets (F) (78) (144) (252) (439) (913) (284) 81 (411) (799) (1,413) Effects of fair value adjustments to inventory (G) 1,731 - 1,870 217 3,818 44 135 457 487 1,123 Debt transaction costs (H) - - - - - - - - 173 173 Total Adjustments 5,535$ 7,289$ 7,322$ 4,790$ 24,936$ 6,469$ 8,238$ 4,174$ 7,849$ 26,730$ Adjusted EBITDA (as reported) 128,079$ 149,539$ 135,055$ 154,248$ 566,921$ 175,014$ 195,513$ 140,828$ 154,341$ 665,696$ Net Sales $1,042,076 $1,150,551 $1,153,595 $1,288,653 $4,634,875 $1,359,553 $1,430,979 $1,234,618 $1,304,102 $5,329,252 Adjusted EBITDA Margin 12.3% 13.0% 11.7% 12.0% 12.2% 12.9% 13.7% 11.4% 11.8% 12.5%

16 Net Income to Pro Forma Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID - 19 pandemic E. Represents one - time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights F. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value G. Represents mark - to - market adjustments for derivative financial instruments H. Represents one - time costs related to our secondary offerings paid to third party advisors I. Represents expenses paid to third party advisors related to debt refinancing activities J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies ( $ in 000s) 2023 2022 2021 2020 2019 2018 2017 2016 (Unaudited) Net Income 332,991$ 273,442$ 105,560$ 23,381$ 56,002$ 62,971$ 48,886$ 12,564$ Add: Interest Expense 65,843 58,097 53,786 67,718 73,677 31,395 29,360 37,418 Add: Write off of debt discount and deferred financing fees - - 4,606 1,331 - 74 7,103 - Less: Interest Income (1,287) (163) (86) (88) (66) (177) (152) (928) Add: Income Tax Expense 114,512 91,377 31,534 22,944 14,039 20,883 22,654 12,584 Add: Depreciation Expense 61,177 55,437 50,480 51,332 46,456 24,075 25,565 26,667 Add: Amortization Expense 65,730 63,795 57,645 65,201 71,003 41,455 43,675 37,548 EBITDA 638,966$ 541,985$ 303,525$ 231,819$ 261,111$ 180,676$ 177,091$ 125,853$ Adjustments Impairment of goodwill - - 63,074 - - - Stock appreciation rights (A) 7,703 4,403 3,173 1,572 2,730 2,318 148 1,988 Redeemable noncontrolling interests (B) 1,178 1,983 1,288 520 1,188 1,868 3,536 880 Equity-based compensation (C) 13,217 10,968 8,442 7,060 3,906 1,695 2,534 2,699 Severance and other permitted costs (D) 2,788 1,132 2,948 5,733 8,152 581 (157) 379 Transaction costs (acquisition and other) (E) 1,961 3,545 1,068 2,414 7,858 3,370 2,249 3,751 (Gain) loss on disposal of assets (1,413) (913) (1,011) 658 (525) (509) (338) (645) Effects of fair value adjustments to inventory (F) 1,123 3,818 788 575 4,176 324 946 1,009 Gain on legal settlement - - (1,382) (14,029) - - - - Change in fair value of financial instruments (G) - - - - 6,395 6,125 382 19 Secondary public offerings (H) - - - 363 - 1,525 1,385 - Debt transaction costs (I) 173 - 532 - 678 1,285 265 - Total Adjustments 26,730$ 24,936$ 15,846$ 67,940$ 34,558$ 18,582$ 11,138$ 12,330$ Adjusted EBITDA (as reported) 665,696$ 566,921$ 319,371$ 299,759$ 295,669$ 199,258$ 188,229$ 138,183$ Contributions from acquisitions (J) 9,535 21,348 4,948 1,480 6,717 1,280 9,500 12,093 Pro Forma Adjusted EBITDA 675,231$ 588,269$ 324,319$ 301,239$ 302,386$ 200,538$ 197,729$ 150,276$ Net Sales $5,329,252 $4,634,875 $3,298,823 $3,241,307 $3,116,032 $2,511,469 $2,319,146 $1,858,177 Adjusted EBITDA margin (as reported) 12.5% 12.2% 9.7% 9.2% 9.5% 7.9% 8.1% 7.4%

17 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts ($ in 000s) 4Q23 4Q22 (Unaudited) Income before taxes 98,383$ 102,922$ EBITDA adjustments 7,849 4,790 Purchase accounting depreciation and amortization (A) 11,111 13,226 Adjusted pre-tax income 117,343 120,938 Adjusted income tax expense 28,749 29,630 Adjusted net income 88,594$ 91,308$ Effective tax rate (B) 24.5% 24.5% Weighted average shares outstanding: Basic 41,239 42,977 Diluted 41,913 43,776 Adjusted net income per share: Basic 2.15$ 2.12$ Diluted 2.11$ 2.09$

18 Reported SG&A to Adjusted SG&A Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties (Unaudited) 1Q22 2Q22 3Q22 4Q22 FY2022 1Q23 2Q23 3Q23 4Q23 FY2023 ($ in millions) SG&A - Reported 214.1$ 230.5$ 241.0$ 264.5$ 950.1$ 267.7$ 279.0$ 267.4$ 279.8$ 1,093.8$ Adjustments Stock appreciation rights (A) (0.9) (1.0) (1.3) (1.3) (4.4) (2.3) (3.2) (0.3) (1.8) (7.7) Redeemable noncontrolling interests (B) (0.3) (0.6) (0.2) (0.9) (2.0) (0.5) (0.3) (0.4) 0.0 (1.2) Equity-based compensation (C) (2.0) (3.2) (3.1) (2.7) (11.0) (3.1) (3.8) (3.3) (3.0) (13.2) Severance and other permitted costs (D) (0.2) (0.3) (0.3) (0.4) (1.1) (0.4) (0.4) 0.3 (2.4) (2.9) Transaction costs (acquisition and other) (E) (0.6) (2.4) (0.9) 0.3 (3.5) (0.4) (0.3) (0.5) (0.8) (2.0) Gain (loss) on disposal of assets 0.1 0.1 0.3 0.4 0.9 0.3 (0.1) 0.4 0.8 1.4 Debt transaction costs - - - - - - - - (0.2) (0.2) SG&A - Adjusted 210.3$ 223.2$ 235.6$ 259.9$ 929.0$ 261.3$ 270.9$ 263.6$ 272.4$ 1,068.1$ % of net sales 20.2% 19.4% 20.4% 20.2% 20.0% 19.2% 18.9% 21.4% 20.9% 20.0%

19 Leverage Summary (1) Net of unamortized discount of $0.5mm, $0.4mm, $0.4mm, $0.3mm and $0.3mm as of April 30, 2022, July 31, 2022, October 31, 202 2, January 31, 2023 and April 30, 2023 respectively. (2) Net of deferred financing costs of $3.1mm, $2.9mm, $2.6mm, $2.4mm and $2.1mm as of April 30, 2022, July 31, 2022, October 31, 20 22, January 31, 2023 and April 30, 2023 respectively. (3) Net of deferred financing costs of $4.8 mm, $4.7mm, $4.5mm, $4.3mm and $4.1mm as of April 30, 2022, July 31, 2022, October 31 , 2 022, January 31, 2023 and April 30, 2023 respectively. (4) Net of unamortized discount of $0.4mm, $0.3mm, $0.2mm, $0.2mm and $0.1mm as of April 30, 2022, July 31, 2022, October 31, 202 2, January 31, 2023 and April 30, 2023 respectively. (5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

20 Net Income to Adjusted EBITDA Outlook Q1 FY24 Net Income $89 - $92 Interest expense, net 18.4 - 18.9 Provision for income taxes 30.1 - 31.0 Depreciation and amortization expense 30.5 - 31.4 Other Adjustments 2.0 Adjusted EBITDA $170 - $175 Reconciliation